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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): FEBRUARY 26, 2002


                             ILLINOIS POWER COMPANY
             (Exact name of registrant as specified in its charter)


           ILLINOIS                        001-03004                      37-0344645
(State or other jurisdiction of      (Commission File Number)          (I.R.S. Employer
       incorporation)                                               Identification Number)


                              500 SOUTH 27TH STREET
                             DECATUR, ILLINOIS 62521
          (Address of Principal Executive Offices, including Zip Code)


      Registrant's telephone number, including area code: (217) 424-6600




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ITEM 5.     OTHER EVENTS.

     The information in the Press Release dated February 26, 2002 and attached as Exhibit 99.1 is incorporated herein by reference. The information in the advertisement appearing in the Wall Street Journal on February 26, 2002 and attached as Exhibit 99.2 hereto is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

     (a)   Not applicable.

     (b)   Not applicable.

     (c)   Exhibits.


     EXHIBIT     DESCRIPTION
     -------     -----------
     99.1        Press Release dated February 26, 2002.
     99.2        Advertisement appearing in the Wall Street
                 Journal on February 26, 2002.


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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ILLINOIS POWER COMPANY



Date: February 28, 2002             By:   /s/ STEPHEN W. BERGSTROM
                                          ------------------------------------
                                          Stephen W. Bergstrom
                                          Chief Executive Officer